QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2014
QUARTERLY FINANCIAL DATA (UNAUDITED)
QUARTERLY FINANCIAL DATA (UNAUDITED)

NOTE 21 — QUARTERLY FINANCIAL DATA (UNAUDITED)

(in thousands, except per share data)

	Interest	Net Interest	Net	Earnings Per Share
	Income	Income	Income	Basic	Fully Diluted

2014
First quarter	$7,283	$6,349	$1,772	$0.66	$0.66
Second quarter	7,405	6,479	1,904	0.70	0.70
Third quarter	7,483	6,538	1,720	0.63	0.63
Fourth quarter	7,560	6,609	1,675	0.61	0.61

2013
First quarter	$6,956	$6,134	$1,709	$0.63	$0.63
Second quarter	6,837	6,021	1,785	0.66	0.66
Third quarter	7,105	6,245	1,367	0.51	0.51
Fourth quarter	7,270	6,312	961	0.35	0.35

The Company recorded an additional $973 thousand non-recurring expense during the fourth quarter of 2013 for pension expense related to the 2008 termination of the defined benefit plan.